SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549




FORM 8-K


CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 29, 2000


                                         Matlack Systems, Inc.
                   Exact name of registrant as specified in its charter)



         Delaware               1-10105             51-0310173
(State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)        File number)    Identification No.)



           One Rollins Plaza, 2200 Concord Pike, Wilmington, Delaware  19803
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (302) 426-2700

Item 4.        Changes in Registrant's Certifying Accountant.

        On June 29, 2000, the firm of Ernst & Young LLP was engaged as the principal accountant to audit the Company's consolidated financial statements.


                                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Matlack Systems, Inc.



DATE:  June 30, 2000                          BY:/s/ Patrick J. Bagley
                                              Patrick J. Bagley
                                              Vice President-Finance and
                                              Treasurer
                                              Chief Financial Officer